EXHIBIT 10.3

NOVA MEDICAL GROUP PTY LTD ACN 653 914 133

(Grantor)

AND

RAYONT (AUSTRALIA) PTY LTD ACN 656 670 736 and RAYONT INTERNATIONAL

(LABUAN) LTD

(Secured Party)

SECURITY AGREEMENT

Steindls Lawyers & Notary

Level 6, 9 Beach Road

SURFERS PARADISE QLD 4217

Phone: 07 5570 9500

Fax: 07 5592 2007

Email: law@steindls.com.au

Ref: MJJ:JA:220599

Table of contents

1.	Definitions	1
2.	Interpretation	2
3.	Security Interest and charge	3
4.	Default	3
5.	Grantor’s further obligations	3
6.	Costs and expenses	4
7.	Notices	5
8.	Trustee provisions	5
SCHEDULE		7
Execution page		8

THIS AGREEMENT dated 29 day of June 2022

BETWEEN	Nova Medical Group Pty Ltd ACN 653 914 133 of 6/3986-3988 Pacific Highway, Loganholme QLD 4129 (Grantor)

AND	Rayont (Australia) Pty Ltd ACN 656 670 736 of 6/3986-3988 Pacific Highway, Loganholme QLD 4129 and Rayont International (Labuan) Ltd of 11 Jalan Jambu Susu 4/3C, Seksyen 4, Shah Alam, Selangor, 4000, Malaysia (Secured party)

BACKGROUND

A.	The grantor currently has or may in the future have the obligation to the secured party specified in the schedule (secured obligation).

B.	The grantor has agreed to grant to the secured party a security interest over the collateral specified in the schedule (collateral) as security for the secured obligation.

OPERATIVE PART

1.	Definitions

The following expressions wherever occurring in this agreement, unless the context otherwise requires, mean:

(a)	Circulating and non-circulating collateral has the meaning ascribed in the Personal Property Securities Act 2009;

(b)	Other security means any security interest given by the Grantor to the Secured Party in addition to this agreement to better secure the secured obligation;

(c)	Other agreement means a loan agreement or any other agreement between the parties relating to this security agreement or the collateral;

(d)	Event of default means any one or more of the following events:

	(i)	Failure by the grantor to comply with any of the covenants of this agreement or any other security or other agreement;

	(ii)	Default by the grantor in due and punctual payment to the secured party of all money as it falls due for payment;

	(iii)	The grantor creating any other security interest over any part of the collateral without the secured party’s prior consent; and

	(iv)	The grantor being declared bankrupt or, being a corporation, goes into liquidation;

(e)	Registration means the act of lodging a financing statement prescribed by the Personal Properties Securities Act 2009 and associated regulations with the Personal Property Securities Register in respect of the security interest created by this agreement; and

(f)	Security interest means a security interest within the meaning of the Personal Property Securities Act 2009.

2.	Interpretation

This agreement is governed by the laws of Queensland and the parties submit to the non-exclusive jurisdiction of the courts of that state.

In the interpretation of this agreement:

(a)	References to legislation or provisions of legislation include changes or re-enactments of the legislation and statutory instruments and regulations issued under the legislation;

(b)	Words denoting the singular include the plural and vice versa, words denoting individuals or persons include bodies corporate and vice versa, words denoting one gender include all genders, and references to documents or agreements also mean those documents or agreements as changed, novated or replaced;

(c)	Grammatical forms of defined words or phrases have corresponding meanings;

(d)	Parties must perform their obligations on the dates and times fixed by reference to the capital city of Queensland;

(e)	Reference to an amount of money is a reference to the amount in the lawful currency of the Commonwealth of Australia;

(f)	If the day on or by which anything is to be done is a Saturday, a Sunday or a public holiday in the place in which it is to be done, then it must be done on the next business day;

(g)	References to a party are intended to bind their executors, administrators and permitted transferees; and

(h)	Obligations under this agreement affecting more than one party bind them jointly and each of them severally.

3.	Security Interest and charge

The grantor:

(a)	grants to the secured party, a security interest in and charge over the collateral, as security for the secured obligation, on the terms of this security agreement.

(b)	consents to the secured party creating a Registration for the purpose of perfecting its security interest and charge over the collateral; and Acknowledges that the grantor has received valuable consideration for the creation of this charge.

The parties otherwise agree that this Deed constitutes a security agreement for the purpose of the PPS Act and entitles the secured party to attend to Registration and to charge any other property of the charge referred to in the collateral.

The security interest created by the Deed extends to any and all proceeds of the collateral.

4.	Payment

4.1 Except to the extent that the secured obligation may otherwise provide, the grantor agrees that it shall pay to the secured party all amounts and any interest payable that is due to the secured party under the secured obligation.

5.	Default

5.1	At any time after default by the grantor in the performance of the secured obligation or an obligation under this security agreement:

(a)	The secured party may sell or concur in selling the collateral or any part or parts of it either by public auction or private treaty or tender on such terms and as the secured Party may consider expedient;

(b)	The secured party and any person acting on behalf of the secured party, may enter the premises at which the collateral is located and take possession and assume control of the collateral;

(c)	Register a caveat over any real property;

(d)	The grantor irrevocably appoints the secured party as its attorney to sign such documents and do such acts as may be required for the secured party to take possession of and sell the collateral;

(e)	The grantor will do all things and sign all documents to facilitate realisation of the collateral;

(f)	The secured party may appoint a receiver to the collateral;

(g)	Money realised by the sale of the collateral is to be applied first to pay all the expenses of the sale, then to satisfy the secured obligation, with any surplus then to be paid to the grantor;

(h)	No person who deals with the secured party, its manager or receiver or its agents is required to enquire as to whether any event has happened on which any of the powers contained in this agreement are or may be exercisable by the secured party, or otherwise as to the propriety or regularity of any exercise of those powers or of any act purporting or intended to be an exercise of those powers, or whether any money remains owing under this agreement; and

(i)	The secured Party, manager, receiver or agent is not obliged to seek to recover any debt due to the grantor nor to prosecute any cause of action or institute any proceedings on its behalf and has full discretion in acting in relation to the collateral to satisfy the secured obligation.

(j)	Save in the case of fraud, the secured party shall not be liable to the grantor for any loss suffered by the grantor in the course of the secured party exercising its rights under this security agreement, including loss occasioned by delay in the sale of collateral, failure to optimise a sale price or any similar cause

5.2	Any money realised from the sale of the collateral is to be applied as follows:

(a)	in payment of all costs, charges and expenses of the sale;

(b)	in payment to the secured party of any amount due and owing under a secured obligation;

(c)	in payment of any receiver who may be appointed; and

(d)	in payment of any surplus to the grantor.

5.3	The secured party shall not be liable for any loss suffered by the grantor in the course of the secured party exercising its rights under this Deed, including any loss occasioned by delay in the sale of the collateral or failure to optimise a sale price.

6.	Grantor’s further obligations

The grantor must;

(a)	remain solvent within the meaning of the Corporations Act 2001;

(b)	not commit an act of bankruptcy;

(c)	conduct its business in a businesslike manner, maintaining the collateral in good repair;

(d)	insure the collateral against all risks, noting the secured Party’s interest on the insurance;

(e)	comply with all its statutory obligations;

(f)	maintain proper books of account, making these available to the secured party or the secured party’s nominee for inspection upon demand.

7.	Costs and expenses

(a)	The grantor covenants with the secured party to pay all costs, charges and expenses including all legal and other professional fees, including, without limitation, legal fees on a full indemnity basis, stamp duty and registration fees paid or payable by the secured party for or in relation to:

(i)	Negotiating, preparing, executing and stamping this agreement;

(ii)	registering the security interest and charge created by this agreement;

(iii)	Exercising or attempting to exercise any of the secured party’s rights, powers and privileges under this agreement; and

(iv)	Waiving, varying, releasing or discharging this agreement or preserving or protecting any such rights, powers and privileges of the collateral.

(b)	The grantor further covenants with the secured party to pay:

(i)	All stamp duty chargeable by virtue of anything contained in this agreement or by virtue of anything done pursuant to this agreement or any other security or agreement concerning the secured obligation or the collateral; and

(ii)	All duties and taxes imposed by any state or commonwealth government payable by the secured party in respect of the receipt by or on behalf of the secured party of any amount payable by the grantor to the secured party or in respect of any amount debited or credited to any account in the name of the grantor with the secured party.

8.	Notices

A notice or other communication to a party must be in writing and delivered to that party or that party’s legal practitioner in one of the following ways:

(a)	Delivered personally; or

(b)	Posted to their address when it will be treated as having been received on the second business day after posting; or

(c)	Faxed to their facsimile number when it will be treated as received when it is transmitted; or

(d)	Sent by email to their email address when it will be treated as received when it enters the recipient’s information system.

9.	PPSA Waiver

The grantor waives to the fullest extent permitted under the PPS Act, its right to receive any notices that the secured party may otherwise be required to give under the PPS Act (including any notice of verification statement).

10.	Trustee provisions

(a)	In this agreement the term ‘grantor’ mean the grantor both in its personal capacity and its capacity as a trustee, if applicable. The grantor is personally liable for the performance of the agreements herein contained as well as liable as a trustee if that is the case.

(b)	Where the grantor is a trustee, whether or not that fact is disclosed or known to the secured party, then the grantor warrants;

(i)	It has the power to enter into all transactions with the secured party which the grantor in fact purports to enter into and that all necessary procedures, if any, have been passed and followed;

(ii)	Where any instrument, whether the original or a copy, produced to the secured party and constituting or purporting to constitute the instrument embodying the terms of a trust of which any grantor is trustee:

(1)	That document does in fact constitute the trust document;

(2)	It is valid and enforceable according to its terms;

(3)	There are no amendments to the document which have not been produced to the secured party; and

(4)	Any changes to the trustees have been disclosed in writing to the secured party

(iii)	Unless expressly disclosed in writing to the secured party, mere production of a document or documents constituting an instrument or a copy of an instrument of trust does amount to such disclosure:

(iv)	There has been no resettlement or distribution of any part of the corpus of the trust fund; and

(v)	There is no provision in the trust instrument or otherwise whereby the trustee agrees not to be, or it is provided that the trustee is not, entitled to be indemnified out of the assets of the trust fund in respect of the liabilities of the trustee to the secured party;

(vi)	Whilst any part of the grantor’s obligations under this agreement or the collateral securities remains outstanding, the grantor must ensure that without the secured party’s prior consent in writing:

(1)	No trustee will be removed as trustee of any such trust nor will any new trustee of such trust be appointed;

(2)	No amendment will be made to the terms of the trust instrument of any such trust; and

(3)	The vesting day will not be appointed under the trust instrument, nor will any steps be taken whereby any part of the corpus of the trust is distributed or becomes vested in any person nor will any income of the trust fund be distributed to any person who is not a grantor.

SCHEDULE

Item 1 - Secured obligation:	Loan Agreement between grantor and secured party dated 29 June 2022

Item 2 - Collateral:	All present and after acquired real and personal property – No exceptions;

Collateral class	Collateral (Grantor’s property)	Collateral Type	Serial or other identification
General Property (includes ALL property. No sub-classes)	All present and after acquired real and personal property – No exceptions;

Execution page

SIGNED AS AN AGREEMENT

SIGNED BY NOVA MEDICAL GROUP PTY LTD ACN 653 914 133 (Grantor) in accordance with section 127 of the Corporations Act	) )
Director

SIGNED BY RAYONT (AUSTRALIA) PTY LTD ACN 656 670 736 (Secured Party) in accordance with section 127 of the Corporations Act	) )
Sole Director

SIGNED BY Rayont International (Labuan) Ltd by its Sole Director:	) )
Sole Director

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